UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 22, 2010

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-7885	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland  21117
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.    Other Events.

On February 22, 2010, the Registrant entered into a Settlement and License Agreement with United Technologies Corporation (“UTC”) and its subsidiary, Walter Kidde Portable Equipment, Inc. (“Kidde”).

Under the terms of the confidential Agreement, all claims and counterclaims in the lawsuits currently pending between the Registrant and UTC and Kidde, as previously reported by the Registrant in its periodic filings, have been mutually dismissed.  Additionally, UTC and Kidde have granted to the Registrant world-wide non-exclusive licenses under the patented technology in litigation.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit No.
99.1	Press release dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC. (Registrant)

Date: February 26, 2010	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President